SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported February 28, 2005)


                       NOMURA ASSET ACCEPTANCE CORPORATION
                       -----------------------------------

            (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2005, providing for the issuance of

  Nomura Asset Acceptance Corporation, Alternative Loan Trust Series 2005-AR1,
                      Mortgage Pass-Through Certificates)

                       NOMURA ASSET ACCEPTANCE CORPORATION
                       -----------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                   333-109614              35-3672336
-------------------------------  --------------------  -------------------------
 (State or Other Jurisdiction         (Commission          (I.R.S. Employer
      of Incorporation)              File Number)        Identification No.)

Two World Financial Center,
Building B, 21st Floor, New
York, New York                                             10281
-------------------------------                  ---------------------------
    (Address of Principal                                (Zip Code)
      Executive Offices)


Registrant's telephone number, including area code, is (212) 667-9300.
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

                  On February 28, 2005, a series of certificates, entitled Nomura Asset Acceptance Corporation, Alternative Loan Trust Series 2005-AR1, Mortgage Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of February 1, 2005 (the "Agreement"), attached hereto as Exhibit 4.1, among Nomura Asset Acceptance Corporation as depositor (the "Depositor"), Nomura Credit & Capital, Inc., as seller (the "Seller"), GMAC Mortgage Corporation, as the servicer (the "Servicer"), and JPMorgan Chase Bank, N.A., as trustee (the "Trustee") and as custodian (the "Custodian"). The Certificates consist of thirteen classes of certificates, designated as the "Class I-A-1 Certificates", "Class I-A-2 Certificates", "Class II-A-1 Certificates", "Class II-A-2 Certificates", "Class II-A-3 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class X Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund, consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $372,581,567.30 as of February 1, 2005. The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated February 28, 2005, between Seller and Depositor. The Class I-A-1 Certificates, Class I-A-2 Certificates, Class II-A-1 Certificates, Class II-A-2 Certificates, Class II-A-3 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates and Class M-5 Certificates were sold by the Depositor pursuant to the Underwriting Agreement, dated February 26, 2004, between the Depositor and Nomura


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Securities International, Inc., and the Terms Agreement, dated February 24,
2005.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:

 ===============================================================================
                    INITIAL CERTIFICATE            PASS-THROUGH
      CLASS        PRINCIPAL BALANCE(1)                RATE
 -------------------------------------------------------------------------------
      I-A-1             $69,729,000                  Variable
      I-A-2             $7,748,000                   Variable
      II-A-1           $115,800,000                  Variable
      II-A-2           $113,411,000                  Variable
      II-A-3            $25,468,000                  Variable
       M-1              $21,237,000                  Variable
       M-2              $6,520,000                   Variable
       M-3              $3,726,000                   Variable
       M-4              $3,353,000                   Variable
       M-5              $3,167,787                   Variable
 ===============================================================================

(1)               Approximate.

                  The Certificates, other than the Class X, Class P and Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated February 24, 2005 (the "Prospectus Supplement"), and the Prospectus, dated February 24, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class X, Class P and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.



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Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits


--------------------------------------------------------------------------------
     EXHIBIT NO.                            DESCRIPTION
--------------------------------------------------------------------------------
         4.1 Pooling and Servicing Agreement, dated as of February 1, 2005, by and among Nomura Asset Acceptance Corporation, as Depositor, Nomura Credit & Capital, Inc., as Seller, GMAC Mortgage Corporation, as Servicer and JPMorgan Chase Bank, N.A., as Trustee and Custodian relating to the Series 2004-AR1 Certificates.
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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 15, 2005

                                      NOMURA ASSET ACCEPTANCE CORPORATION


                                      BY: /s/ Juliet Buck
                                      ------------------------------
                                      Name:   Juliet Buck
                                      Title:  Secretary



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                                INDEX TO EXHIBITS

                                                                   Sequentially
EXHIBIT NO.                       DESCRIPTION                      NUMBERED PAGE
-----------                       -----------                      -------------

    4.1           Pooling and Servicing Agreement, dated as of           7
                  February 1, 2005, by and among Nomura Asset
                  Acceptance Corporation, as Depositor, Nomura
                  Credit & Capital, Inc., as Seller, GMAC
                  Mortgage Corporation, as Servicer and JPMorgan
                  Chase Bank, N.A., as Trustee and Custodian relating to the Series 2005-AR1 Certificates.


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                                   EXHIBIT 4.1